EX-99.23(d)(74)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, certain JNL/S&P Funds will be merged as outlined below;

--------------------------------------- ----------------------------------------
     Acquiring Funds                        Acquired Funds
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
JNL/S&P Moderate Growth Fund I          JNL/S&P Core Index 100 Fund
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
JNL/S&P Aggressive Growth Fund I        JNL/S&P Core Index 50 Fund

                                        JNL/S&P Core Index 75 Fund

                                        JNL/S&P Very Aggressive Growth Fund I

                                        JNL/S&P Equity Aggressive Growth Fund I

                                        JNL/S&P Equity Growth Fund I
--------------------------------------- ----------------------------------------

     WHEREAS, the names of the JNL/S&P Funds will be changed as outlined below; and

------------------------------------------- ------------------------------------
            New Fund Name                             Old Fund Name
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
JNL/S&P Managed Aggressive Fund             JNL/S&P Moderate Growth Fund I
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
JNL/S&P Managed Moderate Aggressive Fund    JNL/S&P Conservative Growth Fund I
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
JNL/S&P Managed Very Aggressive Fund        JNL/S&P Aggressive Growth Fund I
------------------------------------------- ------------------------------------

     WHEREAS, the new funds will be added to the JNL/S&P Funds as outlined below.

          ------------------------------------------------------------
                       JNL/S&P Managed Conservative Fund
          ------------------------------------------------------------
          ------------------------------------------------------------
                         JNL/S&P Managed Moderate Fund
          ------------------------------------------------------------

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 4th day of October, 2004.

JACKSON NATIONAL ASSET                  STANDARD & POOR'S INVESTMENT
MANAGEMENT, LLC                         ADVISORY SERVICES, INC.


By:                                     By:
     -------------------------------       ---------------------------

Name: ANDREW B. HOPPING                 Name:
      ------------------------------         -------------------------

Title:   PRESIDENT                      Title:
         ---------------------------          ------------------------

                                   SCHEDULE A
                              DATED OCTOBER 4, 2004

                                     (Fund)


                         JNL/S&P Managed Aggressive Fund
                        JNL/S&P Managed Conservative Fund
                    JNL/S&P Managed Moderate Aggressive Fund
                          JNL/S&P Managed Moderate Fund
                      JNL/S&P Managed Very Aggressive Fund

                                   SCHEDULE B
                              DATED OCTOBER 4, 2004

                                 (Compensation)

                         S&P/JNL Managed Aggressive Fund
                        S&P/JNL Managed Conservative Fund
                    S&P/JNL Managed Moderate Aggressive Fund
                          S&P/JNL Managed Moderate Fund
                      S&P/JNL Managed Very Aggressive Fund

                      ASSETS                                ANNUAL RATE
                      $0 to $1.3 billion                       0.07%
                      Over $1.3 billion                        0.05%

The assets of the funds are aggregated for purposes of calculating the sub-advisory fee.